UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

                                                                                 Date of Report (Date of earliest event reported)   October 4, 2006
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Citigroup Inc.
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(Exact name of registrant as specified in its charter)
                                                                      Delaware                              1-9924                                52-1568099
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                                 (State or other                      (Commission                           (IRS Employer
                                  jurisdiction of                        File Number)                        Identification No.)
                                  incorporation)

399 Park Avenue, New York, New York 10043
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(Address of principal executive offices) (Zip Code)

(212) 559-1000
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(Registrant's telephone number, including area code)

                              Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

                              [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

                              [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

                              [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

                              [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Citigroup Inc.
Current Report on Form 8-K
Item 8.01 Other Events.

Notices filed pursuant to Rule 135c under the Securities Act of 1933 relating to issuances by Citigroup Inc. in 2003 made pursuant to Regulation S under the Securities Act of 1933 and under the Securities Law of Japan.

Item 9.01 Financial Statements and Exhibits.

(c)       Exhibits.

Exhibit Number

99.1	Rule 135c Notice relating to Citigroup’s Yen 9th Series.
99.2	Rule 135c Notice relating to Citigroup’s Yen 10th Series.
99.3	Rule 135c Notice relating to Citigroup’s Yen 11th Series.
99.4	Rule 135c Notice relating to Citigroup’s Yen 12th Series.
99.5	Rule 135c Notice relating to Citigroup’s Yen 13th Series.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Dated: October 4, 2006                        CITIGROUP

                                                                                                                        By: /s/ Michael J. Tarpley
                                                                                                                        Name: Michael J. Tarpley
                                                                                                                         Title:   Assistant Secretary

EXHIBIT INDEX

Exhibit Number

99.1	Rule 135c Notice relating to Citigroup’s Yen 9th Series.
99.2	Rule 135c Notice relating to Citigroup’s Yen 10th Series.
99.3	Rule 135c Notice relating to Citigroup’s Yen 11th Series.
99.4	Rule 135c Notice relating to Citigroup’s Yen 12th Series.
99.5	Rule 135c Notice relating to Citigroup’s Yen 13th Series.